FOR IMMEDIATE RELEASE

BOSTON SCIENTIFIC ANNOUNCES PRELIMINARY UNAUDITED SALES
FOR THE FOURTH QUARTER AND FULL YEAR 2020

Marlborough, Mass. (January 12, 2021) -- Boston Scientific Corporation (NYSE: BSX) generated net sales, based upon preliminary unaudited financial information, of approximately $2.71 billion during the fourth quarter of 2020. This represents a decline of approximately (6.8) percent on a reported basis, approximately (8.3) percent on an operational1 basis and approximately (8.0) percent on an organic2 basis, all compared to the prior year period. Included within organic results is a negative 370 basis point impact associated with the conversion of U.S. WATCHMAN™ customers to a consignment inventory model and transition to the next-generation WATCHMAN FLX™ Left Atrial Appendage Closure (LAAC) Device.

For the full year 2020, the company generated net sales, based upon preliminary unaudited financial information, of approximately $9.91 billion. This represents a decline of approximately (7.7) percent on a reported basis, approximately (7.8) percent on an operational basis and approximately (11.3) percent on an organic basis, all compared to the prior year period. Included within organic results is a negative 170 basis point impact from WATCHMAN™ discussed above.

Fourth quarter preliminary financial results and recent developments:

•Delivered the following fourth quarter sales growth/(declines) in each reportable segment3 compared to the prior year period:
◦MedSurg: 1.5 percent reported, 0.1 percent operational and 1.1 percent organic
◦Rhythm and Neuro: (6.1) percent reported, (7.7) percent operational and organic
◦Cardiovascular: (12.0) percent reported, (13.5) percent operational and organic

•Accelerated sequential organic growth in the Peripheral Interventions business (4.8 percent organic growth), including 12 percent growth within the Interventional Medicine3 portfolio.

•Returned to growth in the MedSurg reportable segment3 (1.1 percent organic growth) in the fourth quarter, driven by recovering procedural trends and favorable site of service mix. This includes a broad-based recovery in the Endoscopy business (1.5 percent organic growth), and growth within the stone and benign prostatic hyperplasia (BPH) franchises in Urology and Pelvic Health (0.6 percent organic growth).

•WATCHMAN™ and WATCHMAN FLX™ Left Atrial Appendage Closure (LAAC) Device portfolio experienced strong customer demand in the fourth quarter. Organic sales declined 56 percent, which includes a negative 74 percent impact due to the conversion to a consignment inventory model and transition discussed above, and surpassed 150,000 cumulative implants worldwide.

•Achieved key milestones for the Neuromodulation business with the WaveWriter Alpha™ portfolio of Spinal Cord Stimulator (SCS) systems including recent U.S. Food and Drug Administration (FDA) approval and third quarter 2020 launch in Europe.

Preliminary net sales for the fourth quarter by business and region:

			Change
	Three Months Ended December 31,		Reported Basis	Less: Impact of Foreign Currency Fluctuations	Operational Basis	Less: Impact of Recent Acquisitions/Divestitures	Organic Basis
(in billions / unaudited)	2020	2019
Endoscopy	$0.52	$0.50	3.4%	1.9%	1.5%	0.0%	1.5%
Urology and Pelvic Health	0.38	0.38	(0.8)%	1.0%	(1.8)%	(2.3)%	0.6%
MedSurg	0.89	0.88	1.5%	1.5%	0.1%	(1.0)%	1.1%
Cardiac Rhythm Management	0.45	0.47	(4.6)%	1.8%	(6.4)%	0.0%	(6.4)%
Electrophysiology	0.08	0.08	1.1%	2.8%	(1.8)%	0.0%	(1.8)%
Neuromodulation	0.23	0.26	(11.2)%	0.8%	(12.0)%	0.0%	(12.0)%
Rhythm and Neuro	0.77	0.82	(6.1)%	1.6%	(7.7)%	0.0%	(7.7)%
Interventional Cardiology	0.58	0.75	(21.9)%	1.5%	(23.4)%	0.0%	(23.4)%
Peripheral Interventions	0.43	0.40	6.5%	1.7%	4.8%	0.0%	4.8%
Cardiovascular	1.01	1.15	(12.0)%	1.6%	(13.5)%	0.0%	(13.5)%
Medical Devices[3]	2.67	2.85	(6.1)%	1.5%	(7.7)%	(0.3)%	(7.4)%
Specialty Pharmaceuticals[4]	0.04	0.06	(38.5)%	0.3%	(38.8)%	0.0%	(38.8)%
Net Sales	$2.71	$2.90	(6.8)%	1.5%	(8.3)%	(0.3)%	(8.0)%

			Change
	Three Months Ended December 31,		Reported Basis	Less: Impact of Foreign Currency Fluctuations	Operational Basis
(in billions / unaudited)	2020	2019
U.S.	$1.50	$1.65	(9.2)%	0.0%	(9.2)%
EMEA	0.59	0.60	(1.1)%	4.8%	(5.9)%
APAC	0.49	0.49	(1.1)%	4.6%	(5.6)%
Latin America and Canada	0.09	0.10	(10.5)%	(7.2)%	(3.2)%
Medical Devices[3]	2.67	2.85	(6.1)%	1.5%	(7.7)%
Specialty Pharmaceuticals[4]	0.04	0.06	(38.5)%	0.3%	(38.8)%
Net Sales	$2.71	$2.90	(6.8)%	1.5%	(8.3)%

Preliminary net sales for the full year by business and region:

			Change
	Twelve Months Ended December 31,		Reported Basis	Less: Impact of Foreign Currency Fluctuations	Operational Basis	Less: Impact of Recent Acquisitions/Divestitures	Organic Basis
(in billions / unaudited)	2020	2019
Endoscopy	$1.78	$1.89	(6.0)%	0.3%	(6.3)%	0.0%	(6.3)%
Urology and Pelvic Health	1.29	1.41	(9.0)%	0.0%	(9.0)%	(1.7)%	(7.3)%
MedSurg	3.07	3.31	(7.3)%	0.2%	(7.5)%	(0.7)%	(6.7)%
Cardiac Rhythm Management	1.70	1.94	(12.1)%	0.2%	(12.4)%	0.0%	(12.4)%
Electrophysiology	0.29	0.33	(12.8)%	0.8%	(13.5)%	0.0%	(13.5)%
Neuromodulation	0.76	0.87	(12.8)%	0.1%	(13.0)%	2.8%	(15.7)%
Rhythm and Neuro	2.75	3.14	(12.4)%	0.3%	(12.7)%	0.8%	(13.4)%
Interventional Cardiology	2.30	2.82	(18.4)%	(0.1)%	(18.2)%	0.0%	(18.2)%
Peripheral Interventions	1.58	1.39	13.3%	0.2%	13.1%	15.6%	(2.5)%
Cardiovascular	3.88	4.21	(7.9)%	(0.0)%	(7.9)%	5.2%	(13.1)%
Medical Devices[3]	9.69	10.65	(9.0)%	0.1%	(9.1)%	2.1%	(11.2)%
Specialty Pharmaceuticals[4]	0.22	0.08	n/a	n/a	n/a	n/a	n/a
Net Sales	$9.91	$10.74	(7.7)%	0.1%	(7.8)%	3.5%	(11.3)%

			Change
	Twelve Months Ended December 31,		Reported Basis	Less: Impact of Foreign Currency Fluctuations	Operational Basis
(in billions / unaudited)	2020	2019
U.S.	$5.51	$6.10	(9.7)%	0.0%	(9.7)%
EMEA	2.10	2.26	(7.4)%	1.0%	(8.4)%
APAC	1.78	1.90	(6.2)%	1.0%	(7.1)%
Latin America and Canada	0.31	0.39	(22.2)%	(7.0)%	(15.2)%
Medical Devices[3]	9.69	10.65	(9.0)%	0.1%	(9.1)%
Specialty Pharmaceuticals[4]	0.22	0.08	n/a	n/a	n/a
Net Sales	$9.91	$10.74	(7.7)%	0.1%	(7.8)%

Net sales growth rates that exclude the impact of foreign currency fluctuations and/or the impact of recent aforementioned acquisitions / divestitures are not prepared in accordance with U.S. GAAP.

All of the information in this press release is preliminary and subject to completion of year-end financial reporting processes, reviews and audit.

1. Operational net sales growth rates exclude the impact of foreign currency fluctuations.
2. Organic net sales growth rates exclude the impact of foreign currency fluctuations and net sales from the recent acquisitions of Vertiflex, Inc. and BTG plc (BTG), each with no prior year comparable net sales. Organic net sales growth rates also exclude the impact of the divestiture of our global embolic microspheres portfolio, a transaction entered into in connection with obtaining the antitrust clearances required to complete the BTG transaction, as well as prior period net sales associated with our intrauterine health franchise, which we divested in Q2 2020.
3. We have three historical reportable segments comprised of Medical Surgical (MedSurg), Rhythm and Neuro, and Cardiovascular, which represent an aggregation of our operating segments that generate revenues from the sale of medical devices (Medical Devices). As part of our acquisition of BTG on August 19, 2019, we acquired an Interventional Medicine business, which is now included in our Peripheral Interventions operating segment's revenues from the date of acquisition.
4. As part of our acquisition of BTG on August 19, 2019, we acquired a specialty pharmaceuticals business (Specialty Pharmaceuticals). Subsequent to acquisition, Specialty Pharmaceuticals is now a stand-alone operating segment presented alongside our Medical Device reportable segments. Specialty Pharmaceuticals net sales are substantially U.S. based. Our chief operating decision maker (CODM) reviews financial information of our globally managed Specialty Pharmaceuticals operating segment at the worldwide level without further disaggregation into regional results. As such, Specialty Pharmaceuticals net sales are presented globally, and our Medical Devices reportable segments regional net sales results do not include Specialty Pharmaceuticals. In Q4 2020, we signed a definitive agreement to sell Specialty Pharmaceuticals. The sale is expected to close in the first half of 2021, pending customary closing conditions.

J.P. Morgan Healthcare Conference on Tuesday, January 12, 2021
Also as previously announced, Boston Scientific will participate in the virtual J.P. Morgan Healthcare Conference today. Mike Mahoney, chairman and chief executive officer, will present at approximately 8:20 a.m. EST. At 8:40 a.m. EST, Mike will be joined by Dan Brennan, executive vice president and chief financial officer, Dr. Ian Meredith, executive vice president and global chief medical officer, and Susie Lisa, vice president, Investor Relations, in a question-and-answer session with the host analyst and audience members.

A live webcast of the presentation and question-and-answer session will be available on the Investor Relations section of the Boston Scientific website at investors.bostonscientific.com. A replay of the webcast will be accessible at investors.bostonscientific.com beginning approximately one hour following the completion of the event.

Conference Call on Wednesday, February 3, 2021
As previously announced, Boston Scientific will webcast its conference call discussing financial results and business highlights for the fourth quarter and full year 2020 on Wednesday, February 3, 2021 at 8:00 a.m. EST. A live webcast of the conference call will be available on the Investor Relations section of the website at investors.bostonscientific.com. A replay of the webcast will be archived and available at investors.bostonscientific.com beginning approximately one hour following the completion of the meeting.

About Boston Scientific
Boston Scientific transforms lives through innovative medical solutions that improve the health of patients around the world. As a global medical technology leader for 40 years, we advance science for life by providing a broad range of high performance solutions that address unmet patient needs and reduce the cost of healthcare. For more information, visit www.bostonscientific.com and connect on Twitter and Facebook.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements may be identified by words like "anticipate," "expect," "project," "believe," "plan," "estimate," "intend" and similar words. These forward-looking statements are based on our beliefs, assumptions and estimates using information available to us at the time and are not intended to be guarantees of future events or performance. These forward-looking statements include, among other things, statements regarding our expected net sales, GAAP, operational and organic revenue growth rates and our financial performance.
Our expectations about quarterly and full year results are based on preliminary unaudited information about the fourth quarter of 2020 and are subject to revision. Although the quarter is now completed, we are still in the early stages of our standard financial reporting closing procedures. Accordingly, as we complete our normal quarter-end and year-end closing and review processes, actual results could differ materially from these preliminary estimates. Factors that could cause our actual results for the fourth quarter of 2020 to differ materially from those contemplated by these forward-looking statements include, but are not limited to, inaccurate assumptions; changes in estimates or judgments; and facts or circumstances affecting the application of the company’s critical accounting policies, including revenue recognition.

If our underlying assumptions turn out to be incorrect, or if certain risks or uncertainties materialize, actual results could vary materially from the expectations and projections expressed or implied by our forward-looking statements. These factors, in some cases, have affected and in the future (together with other factors) could affect our ability to implement our business strategy and may cause actual results to differ materially from those contemplated by the statements expressed in this press release. As a result, readers are cautioned not to place undue reliance on any of our forward-looking statements.
Factors that may cause such differences include, among other things: future economic, political, competitive, reimbursement and regulatory conditions; new product introductions; demographic trends; intellectual property; litigation; financial market conditions; and future business decisions made by us and our competitors. All of these factors are difficult or impossible to predict accurately and many of them are beyond our control. For a further list and description of these and other important risks and uncertainties that may affect our future operations, see Part I, Item IA- Risk Factors in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission, which we may update in Part II, Item 1A - Risk Factors in Quarterly Reports on Form 10-Q we have filed or will file hereafter. We disclaim any intention or obligation to publicly update or revise any forward-looking statements to reflect any change in our expectations or in events, conditions, or circumstances on which those expectations may be based, or that may affect the likelihood that actual results will differ from those contained in the forward-looking statements. This cautionary statement is applicable to all forward-looking statements contained in this document.

Note: Amounts reported in billions within this press release are computed based on the amounts in thousands. As a result, the sum of the components reported in billions may not equal the total amount reported in billions due to rounding. Certain columns and rows within tables may not add due to the use of rounded numbers. Percentages presented are calculated from the underlying numbers in dollars.

Use of Non-GAAP Financial Information
A reconciliation of the company's non-GAAP financial measures to the corresponding GAAP measures, and an explanation of the company's use of these non-GAAP financial measures, is included in the exhibits attached to this press release.

CONTACT:
Media:	Kate Haranis	Investors:	Susie Lisa, CFA
	508-683-6585 (office)		508-683-5565 (office)
	Media Relations		Investor Relations
	Boston Scientific Corporation		Boston Scientific Corporation
	kate.haranis@bsci.com		BSXInvestorRelations@bsci.com

BOSTON SCIENTIFIC CORPORATION
NON-GAAP NET SALES RECONCILIATION
(Unaudited)

WATCHMAN™ Revenue Growth

Q4 2020
Revenue growth, as reported	(55)%
Less: Impact of foreign currency fluctuations	1%
Less: Impact of recent acquisitions / divestitures	—%
Revenue growth, organic	(56)%

Use of Non-GAAP Financial Measures

To supplement our financial statements presented on a GAAP basis, we disclose certain non-GAAP financial measures, including operational net sales, which exclude the impact of foreign currency fluctuations, and organic net sales, which exclude the impact of foreign currency fluctuations and the impact of recent aforementioned acquisitions and divestitures. These non-GAAP financial measures are not in accordance with generally accepted accounting principles in the United States and should not be considered in isolation from or as a replacement for the most directly comparable GAAP financial measures. Further, other companies may calculate these non-GAAP financial measures differently than we do, which may limit the usefulness of those measures for comparative purposes.

To calculate operational net sales growth rates, which exclude the impact of foreign currency fluctuations, we convert actual net sales from local currency to U.S. dollars using constant foreign currency exchange rates in the current and prior period. To calculate organic net sales growth rates, we remove the impact of recent aforementioned acquisitions with no prior period related net sales from operational net sales. In addition, to calculate organic net sales growth rates, we remove from prior year, sales from product lines that we divested. The GAAP financial measure most directly comparable to operational net sales and organic net sales is net sales on a GAAP basis.

Reconciliations of each of these non-GAAP financial measures to the corresponding GAAP financial measure are included in the accompanying schedules.

Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in our business, to assess our performance relative to our competitors and to establish operational goals and forecasts that are used in allocating resources. In addition, management uses these non-GAAP financial measures to further its understanding of the performance of our operating segments. The adjustments excluded from our non-GAAP financial measures are consistent with those excluded from our operating segments’ measures of net sales. These adjustments are excluded from the segment measures reported to our chief operating decision maker that are used to make operating decisions and assess performance.

We believe that presenting operational net sales and organic net sales, in addition to the corresponding GAAP financial measures, provides investors greater transparency to the information used by management for its operational decision making and allows investors to see our results “through the eyes” of management. We further believe that providing this information assists our investors in understanding our operating performance and the methodology used by management to evaluate and measure such performance.